UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 1, 2017
(Date of earliest event reported)

 ACCESS NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	000-49929 (Commission File Number)	82-0545425 (I.R.S. Employer Identification No.)

1800 Robert Fulton Drive, Suite 300, Reston, Virginia 20191 (Address of principal executive offices) (Zip Code)

(703) 871-2100
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

On April 6, 2017, Access National Corporation (“Access”) filed a Form 8-K reporting the completion of its acquisition of Middleburg Financial Corporation (“Middleburg”) on April 1, 2017. In that filing, Access indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01 of Form 8-K. This amendment to Access’ April 6, 2017 Form 8-K is being filed to provide such financial information, which is attached to this report as Exhibits 99.1 and 99.2.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

(i)
The audited consolidated balance sheets of Middleburg as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2016, and the related notes and reports of independent auditors thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein (collectively, the “Middleburg Audited Information”).

(b)Pro forma financial information.
Access and Middleburg unaudited pro forma condensed combined balance sheet as of December 31, 2016, and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2016, and the related notes to the unaudited pro forma condensed combined financial information, are attached hereto as Exhibit 99.2 and incorporated by reference herein (collectively, the “Access-Middleburg Pro Forma Financial Information”).
(d)Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
23.1	Consent of Yount, Hyde & Barbour, P.C.

99.1	Middleburg Financial Corporation Audited Information.

99.2	Access-Middleburg Pro Forma Financial Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS NATIONAL CORPORATION

By:	/s/ Michael W. Clarke
Michael W. Clarke
President and Chief Executive Officer
Date: June16, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of Yount, Hyde & Barbour, P.C.

99.1	Middleburg Financial Corporation Audited Information.

99.2	Access-Middleburg Pro Forma Financial Information.